Exhibit 21

SUBSIDIARIES OF ABBOTT LABORATORIES
The following is a list of subsidiaries of Abbott Laboratories as of January 31, 2025. Abbott Laboratories is not a subsidiary of any other corporation. Where ownership of a subsidiary is less than 100% by Abbott Laboratories or an Abbott Laboratories' subsidiary, such has been noted by an asterisk (*).

Domestic Subsidiaries	Incorporation
Abbott Biologicals, LLC	Delaware
Abbott Cardiovascular Inc.	Delaware
Abbott Cardiovascular Systems Inc.	California
Abbott Delaware LLC	Delaware
Abbott Diabetes Care Inc.	Delaware
Abbott Diabetes Care Sales Corporation	Delaware
Abbott Diagnostics Scarborough, Inc.	Delaware
Abbott Equity Investments LLC	Delaware
Abbott Finance LLC	Delaware
Abbott Global LLC	Delaware
Abbott Global Enterprises LLC	Delaware
Abbott Health Products, LLC	Delaware
Abbott International LLC	Delaware
Abbott Laboratories Inc.	Delaware
Abbott Laboratories International LLC	Illinois
Abbott Laboratories Pacific Ltd.	Illinois
Abbott Laboratories Residential Development Fund, Inc.	Illinois
Abbott Laboratories Services LLC	Illinois
Abbott Management LLC	Delaware
Abbott Medical Solutions Holdings LLC	Delaware
Abbott Molecular Inc.	Delaware
Abbott Nutrition Manufacturing Inc.	Delaware
Abbott Point of Care Inc.	Delaware
Abbott Procurement LLC	Delaware
Abbott Products Operations, LLC	Delaware
Abbott Rapid Diagnostics Informatics, Inc.	Virginia
Abbott Rapid Diagnostics LLC	Delaware
Abbott Rapid Dx North America, LLC	Delaware
Abbott Resources Inc.	Delaware
Abbott Resources International Inc.	Delaware
Abbott UK Management LLC	Delaware
Abbott Universal LLC	Delaware
Abbott Vascular Inc.	Delaware
Abbott Vascular Solutions Inc.	Indiana
Abbott Ventures Inc.	Delaware
Advanced Neuromodulation Systems, Inc.	Texas
AGA Medical Corporation	Minnesota
AGA Medical Holdings, Inc.	Delaware
Alere Connect, LLC	Delaware
Alere Holdco, Inc.	Delaware

Alere Home Monitoring, Inc.	Delaware
Alere Inc.	Delaware
Alere International Holding Corp.	Delaware
Alere Phoenix ACQ, Inc.	Delaware
Alere San Diego, Inc.	Delaware
Alere Toxicology Services, Inc.	Louisiana
Alere Toxicology, Inc.	Florida
Alere US Holdings, LLC	Delaware
Amedica Biotech, Inc.	California
Ameditech Inc.	California
American Medical Supplies, Inc.	Florida
AML Medical, LLC	Delaware
APK Advanced Medical Technologies LLC	Georgia
Arriva Medical, LLC	Florida
Atkinson North Chicago LLC	Illinois
ATS Laboratories, Inc.	Delaware
Avee Laboratories Inc.	Florida
Bigfoot Biomedical, Inc.	Delaware
Bioabsorbable Vascular Solutions, Inc.	Delaware
Biosite Incorporated	Delaware
Branan Medical Corporation	Nevada
California Property Holdings III LLC	California
CardioMEMS LLC	Delaware
Cardiovascular Systems, Inc.	Delaware
Cephea Valve Technologies, Inc.	Delaware
Chansu Vascular Technologies, LLC	Delaware
Continuum Services LLC	Delaware
CSI HQ LLC	Delaware
eScreen, Inc.	Delaware
Evalve International, Inc.	Delaware
Evalve, Inc.	Delaware
First Check Diagnostics, LLC	Delaware
Fournier Pharma Corp.	Delaware
GA Property Holdings Inc.	Delaware
Global Analytical Development LLC	Florida
Hi-Tronics Designs, Inc.	New Jersey
Ibis Biosciences LLC	Delaware
IDEV Technologies, Inc.	Delaware
Innovacon, Inc.	Delaware
Instant Tech Subsidiary Acquisition Inc.	Delaware
Instant Technologies, Inc.	Virginia
Integrated Vascular Systems, Inc.	Delaware
Inverness Medical Innovations SK, LLC	Delaware
Inverness Medical Investments, LLC	Delaware
Inverness Medical, LLC	Delaware
Ionian Technologies, LLC	Delaware
Irvine Biomedical, Inc.	California

Laboratory Specialists of America, Inc.	Oklahoma
Lake Forest Investments LLC	Delaware
Lightlab Imaging, Inc.	Delaware
Lingo US Inc.	Delaware
MediGuide, LLC	Delaware
Midwest Properties LLC	Delaware
Natural Supplement Association, LLC	Colorado
NeuroTherm LLC	Delaware
Newyu, Inc.	Delaware
North Shore Properties, Inc.	Delaware
Pacesetter, Inc.	Delaware
PBM-Selfcare, LLC	Delaware
PDD II, LLC	Delaware
PDD, LLC	Delaware
Pembrooke Occupational Health, Inc.	Virginia
Quality Assured Services, Inc.	Florida
Redwood Toxicology Laboratory, Inc.	California
RF Medical Holdings LLC	Delaware
RTL Holdings, Inc.	Delaware
Sealing Solutions, Inc.	Georgia
Selfcare Technology, Inc.	Delaware
SJM International, Inc.	Delaware
SJM Thunder Holding Company	Delaware
SPDH, Inc.	Delaware
Spinal Modulation LLC	Delaware
St. Jude Medical ATG, Inc.	Minnesota
St. Jude Medical Business Services, Inc.	Delaware
St. Jude Medical Europe, Inc.	Delaware
St. Jude Medical International Holding S.a.r.l., US Branch	United States
St. Jude Medical S.C., Inc.	Minnesota
St. Jude Medical, Atrial Fibrillation Division, Inc.	Minnesota
St. Jude Medical, Cardiology Division, Inc.	Delaware
St. Jude Medical, LLC	Delaware
Standing Stone, LLC	Delaware
Swan-Myers, Incorporated	Indiana
TC1 LLC	Delaware
Tendyne Holdings, Inc.	Delaware
Tendyne Medical, Inc.	Delaware
Thoratec Delaware LLC	Delaware
Thoratec LLC	California
Tobal Products Incorporated	Illinois
Topera LLC	Delaware
US CD LLC	Delaware
Walk Vascular, LLC	Delaware
X Technologies Inc.	Delaware
ZonePerfect Nutrition Company	Delaware
Foreign Subsidiary	Incorporation

Abbott Products Algerie EURL	Algeria
Abbott Laboratories Argentina Sociedad Anónima	Argentina
Abbott Rapid Diagnostics Argentina S.A.	Argentina
Atlas Farmacéutica S.A.	Argentina
Murex Argentina S.A.	Argentina *
St. Jude Medical Argentina S.A.	Argentina
Abbott Australasia Pty Ltd	Australia
Abbott Medical Australia Pty. Ltd.	Australia
Abbott Rapid Diagnostics Pty Ltd	Australia
Alere Holdings Pty Limited	Australia
Abbott Gesellschaft m.b.H.	Austria
Abbott Medical Austria Ges.m.b.H.	Austria
Abbott Rapid Diagnostics Austria GmbH	Austria
Normann Pharma-Handels GmbH	Austria
W&R Pharma Handels GmbH	Austria
Alere Bangladesh Limited	Bangladesh *
Murex Diagnostics International Inc.	Barbados
Abbott	Belgium
Abbott Medical Belgium	Belgium
Abbott Rapid Diagnostics	Belgium
Abbott Vascular International	Belgium
St. Jude Medical Coordination Center	Belgium
Abbott Australia Enterprises Limited	Bermuda
Abbott Diagnostics International, Ltd.	Bermuda
Abbott Holding 1 (Bermuda) Limited	Bermuda
Abbott Holding 2 (Bermuda) Limited	Bermuda
Abbott Holdings Enterprises, Ltd.	Bermuda
Abbott International Enterprises, Ltd.	Bermuda
Abbott Ireland	Bermuda
Abbott Medical Holding (Bermuda) Limited	Bermuda
Abbott Medical Subsidiary (Bermuda) Limited	Bermuda
Abbott Strategic Opportunities Limited	Bermuda
Pharmatech Boliviana, S.A.	Bolivia (Plurinational State of)
Abbott Diagnosticos Rapidos S.A.	Brazil *
Abbott Laboratórios do Brasil Ltda.	Brazil
Farmacologia Em Aquicultura Veterinária Ltda.	Brazil
St. Jude Medical Brasil Ltda.	Brazil
American Pharmacist Inc.	British Virgin Islands
Rich Horizons International Limited	British Virgin Islands
Abbott International Corporation	Canada
Abbott Laboratories Co./Laboratoires Abbott Cie	Canada
Abbott Medical Canada Co./ Medicale Abbott Canada Cie	Canada
Abbott Point of Care Canada Limited	Canada
Abbott Rapid Diagnostics ULC	Canada
eScreen Canada ULC	Canada
Inverness Canadian Acquisition Corporation	Canada
Abbott Global Enteprises Holdings Limited	Cayman Islands

Abbott Laboratories Cayman Holdings Limited	Cayman Islands
Abbott Laboratories Holdings Limited	Cayman Islands
Abbott Subsidiary CR Holding Limited	Cayman Islands
Healthcare Solutions Cayman Limited	Cayman Islands
Medical Solutions Cayman Limited	Cayman Islands
Abbott Laboratories (Chile) Holdco (Dos) SpA	Chile
Abbott Laboratories (Chile) Holdco SpA	Chile
Abbott Laboratories de Chile Limitada	Chile
Aquagestion Capacitación S.A.	Chile
Aquagestion S.A.	Chile
Banco de Vida S.A.	Chile
CFR Aquabounty	Chile
CFR Chile S.A.	Chile
Consorcio Tecnológico en Biomedicina Clinico-Molecular S.A.	Chile *
Dextech S.A.	Chile
Esprit de Vie S.A.	Chile
Farmacología en Aquacultura Veterinaria FAV S.A.	Chile
Igloo Zone Chile S.A.	Chile
Instituto de Criopreservación de Chile S.A.	Chile
Inversiones K2 SpA	Chile
Laboratorios Lafi Limitada	Chile
Laboratorios Recalcine S.A.	Chile
Novasalud.com S.A.	Chile
Recben Xenerics Farmaceutica Limitada	Chile
Vida Cell Inversiones S.A.	Chile
Vida Cell S.A.	Chile *
Abbott (Jiaxing) Nutrition Co., Ltd.	China
Abbott (Shanghai) Diagnostics Sales Co., Ltd.	China
Abbott Diagnostics (Shanghai) Co., Ltd.	China *
Abbott Laboratories Trading (Shanghai) Co., Ltd.	China
Abbott Medical (Shanghai) Co., Ltd.	China
Abbott Medical Devices Trading (Shanghai) Co., Ltd.	China
Abbott Medical Diagnostics Products Co., Ltd.	China
ABON Biopharm (Hangzhou) Co., Ltd.	China
Alere (Shanghai) Healthcare Management Co., Ltd.	China
Alere (Shanghai) Technology Co., Ltd.	China
Inverness Medical (Beijing) Co., Ltd.	China
Shanghai Abbott Pharmaceutical Co., Ltd.	China
Shanghai Abbott Pharmaceutical Science and Technology Co., Ltd.	China
Abbott Laboratories de Colombia SAS	Colombia
Abbott Rapid Diagnostics Colombia S.A.S.	Colombia
American Generics S.A.S.	Colombia
Laboratorio Franco Colombiano Lafrancol S.A.S.	Colombia
Laboratorio Synthesis S.A.S.	Colombia
Laboratorios Pauly Pharmaceutical S.A.S.	Colombia
Lafrancol Internacional S.A.S.	Colombia
St. Jude Medical Colombia, Ltda.	Colombia

Abbott Healthcare Costa Rica, S.A.	Costa Rica
Abbott Medical Costa Rica, Limitada	Costa Rica
Gynopharm Sociedad Anonima	Costa Rica
Abbott Laboratories d.o.o. HRK	Croatia
Abbott Medical Overseas Cyprus Limited	Cyprus
Abbott Overseas Cyprus Limited	Cyprus
Arvis Investments Limited	Cyprus
Abbott Laboratories, s.r.o.	Czech Republic
Abbott Rapid Diagnostics s.r.o.	Czech Republic
Abbott Laboratories A/S	Denmark
Abbott Medical Danmark A/S	Denmark
Abbott Rapid Diagnostics A/S	Denmark
Inversiones Komodo, S.R.L.	Dominican Republic
Abbott Laboratorios del Ecuador Cia. Ltda.	Ecuador
Farmacologia en Aquacultura Veterinaria FAV Ecuador S.A.	Ecuador
Western Pharmaceuticals S.A.	Ecuador
Abbott Healthcare LLC	Egypt
Abbott Limited Egypt LLC	Egypt
Abbott Products Egypt LLC	Egypt
Abbott Sociedad Anonima de Capital Variable	El Salvador
CFR Interamericas EL Salvador, Sociedad Anónima de Capital Variable	El Salvador
Abbott Medical Estonia OÜ	Estonia
Abbott Medical Finland Oy	Finland
Abbott Oy	Finland
Abbott Rapid Diagnostics Oy Ab	Finland
Abbott France	France
Abbott Medical France SAS	France
Abbott Products Distribution SAS	France
Abbott Rapid Diagnostics S.A.S.	France
Laboratoires Fournier S.A.S.	France
Vivalsol	France
Abbott Automation Solutions GmbH	Germany
Abbott Diagnostics GmbH	Germany
Abbott GmbH	Germany
Abbott Holding GmbH	Germany
Abbott Laboratories Deutschland GmbH	Germany
Abbott Laboratories Deutschland Holdings GmbH	Germany
Abbott Laboratories Deutschland Invest GmbH	Germany
Abbott Laboratories Deutschland Subsidiary GmbH	Germany
Abbott Laboratories GmbH	Germany
Abbott Management GmbH	Germany
Abbott Medical GmbH	Germany
Abbott Rapid Diagnostics Germany GmbH	Germany
Abbott Rapid Diagnostics Jena GmbH	Germany
Abbott Vascular Instruments Deutschland GmbH	Germany
Alere Holding GmbH	Germany
Cardiovascular Systems GmbH	Germany

Fournier Pharma GmbH	Germany
Lingo Germany GmbH	Germany
Abbott Established Products Holdings (Gibraltar) Limited	Gibraltar
Abbott Holding (Gibraltar) Limited	Gibraltar
Abbott Laboratories (Hellas) Societe Anonyme	Greece
Abbott Medical Hellas Limited Liability Trading Company	Greece
Abbott Laboratorios, Limitada	Guatemala
Lafrancol Guatemala, S.A.	Guatemala
Comercializadora y Distribuidora CFR Interamericas Honduras S.A.	Honduras
Abbott Hong Kong Holdings Limited	Hong Kong
Abbott Laboratories Limited	Hong Kong
Abbott Medical (Hong Kong) Limited	Hong Kong
Alere HK Holdings Limited	Hong Kong
Inverness Medical Innovations Hong Kong Limited	Hong Kong
Abbott Medical Korlátolt Felelősségű Társaság	Hungary
Abbott Diagnostics Medical Private Limited	India
Abbott Healthcare Private Limited	India
Abbott India Limited	India *
Inverness Medical Shimla Private Limited	India
St. Jude Medical India Private Limited	India
PT Alere Health	Indonesia
PT. Abbott Indonesia	Indonesia *
PT. Abbott Products Indonesia	Indonesia
Abbott Ireland Financing Designated Activity Company	Ireland
Abbott Ireland Limited	Ireland
Abbott Laboratories, Ireland, Limited	Ireland
Abbott Mature Products Management Limited	Ireland
Abbott Medical Ireland Limited	Ireland
Abbott Nutrition Limited	Ireland
Abbott Rapid Diagnostics International Holdco Unlimited Company	Ireland
Abbott Rapid Diagnostics International Subsidiary Unlimited Company	Ireland
Abbott Rapid Diagnostics International Unlimited Company	Ireland
Abbott Rapid DX International Limited	Ireland
Alere Technologies Holdings Limited	Ireland
Apica Cardiovascular Limited	Ireland
Diversified Healthcare Solutions Operations Unlimited Company	Ireland
Lingo Sensing Technology Unlimited Company	Ireland
Abbott Medical Laboratories LTD	Israel
Alere Connected Health LTD	Israel
MediGuide Ltd.	Israel
Orgenics Limited	Israel
Abbott Medical Italia S.R.L.	Italy
Abbott Rapid Diagnostics S.r.l.	Italy
Abbott S.r.l.	Italy
Abbott Diagnostics Medical Co., Ltd.	Japan
Abbott Japan LLC	Japan
Abbott Medical Japan LLC	Japan

St. Jude Medical Asia Pacific Holdings GK	Japan
Abbott Kazakhstan Limited Liability Partnership	Kazakhstan
Abbott Kenya Limited	Kenya
Abbott Diagnostics Korea, Inc.	Korea (the Republic of)
Abbott Korea Limited	Korea (the Republic of)
Abbott Medical Korea Limited	Korea (the Republic of)
Abbott Rapid Diagnostics Inc.	Korea (the Republic of)
ALR Holdings	Korea (the Republic of)
"Abbott Laboratories Baltics"	Latvia
UAB "Abbott Medical Lithuania"	Lithuania
Abbott Bulgaria Luxembourg S.à r.l.	Luxembourg
Abbott Finance Holdings Luxembourg S.a.r.l.	Luxembourg
Abbott Healthcare (Puerto Rico) S.à r.l.	Luxembourg
Abbott Healthcare Luxembourg S.à r.l.	Luxembourg
Abbott Holding Subsidiary (Bermuda) S.a.r.l.	Luxembourg
Abbott Holdings Universal S.a.r.l.	Luxembourg
Abbott International Holdings Luxembourg S.a.r.l.	Luxembourg
Abbott International Luxembourg S.àr.l.	Luxembourg
Abbott Investments Luxembourg S.à r.l.	Luxembourg
Abbott Luxembourg Finance S.à r.l.	Luxembourg
Abbott Nederland Luxembourg S.à r.l.	Luxembourg
Abbott Overseas Luxembourg S.à r.l.	Luxembourg
Abbott Poland Luxembourg S.à r.l.	Luxembourg
Abbott South Africa Luxembourg S.à r.l.	Luxembourg
Abbott Subsidiary (Bermuda) S.a.r.l.	Luxembourg
Abbott Subsidiary Luxembourg Affiliate S.à r.l.	Luxembourg
Abbott Subsidiary Luxembourg Finance S.à r.l.	Luxembourg
Abbott Volga Luxembourg S.à r.l.	Luxembourg
St. Jude Medical International Holding	Luxembourg
St. Jude Medical Luxembourg Holdings II	Luxembourg
St. Jude Medical Luxembourg Holdings NT	Luxembourg
St. Jude Medical Luxembourg Holdings SMI S.à r.l.	Luxembourg
St. Jude Medical Luxembourg Holdings TC S.à r.l.	Luxembourg
St. Jude Medical Luxembourg S.à r.l.	Luxembourg
Abbott Diagnostics Health Sdn. Bhd.	Malaysia
Abbott Laboratories (Malaysia) Sdn. Bhd.	Malaysia
Abbott Medical (Malaysia) Sdn. Bhd.	Malaysia
St. Jude Medical Operations (Malaysia) Sdn. Bhd.	Malaysia
Abbott Affiliate Holdings Limited	Malta
Abbott Healthcare Holdings Limited	Malta
Abbott Healthcare Malta Limited	Malta
Abbott Holding (Malta) Limited	Malta
Abbott Medical Finance Limited	Malta
Abbott Medical Global Limited	Malta
Abbott Rapid Diagnostics Global Limited	Malta
Abbott Rapid Diagnostics Holdings Limited	Malta
Abbott Rapid Diagnostics International Financing Limited	Malta

Abbott Subsidiary CR Financing Limited	Malta
Abbott Subsidiary Finance Limited	Malta
Diversified Healthcare Solutions Holdings Limited	Malta
Diversified Healthcare Solutions Subsidiary Limited	Malta
Yissum Holding Limited	Malta
Abbott Laboratories de México, S.A. de C.V.	Mexico
Abbott Medical Mexico, Sociedad de Responsabilidad Limitada de Capital Variable	Mexico
SJ Medical Mexico, S de R.L. de C.V.	Mexico
Abbott Morocco SARL	Morocco
Abbott Affiliate Holdings B.V.	Netherlands
Abbott B.V.	Netherlands
Abbott Biologicals B.V.	Netherlands
Abbott Diagnostics Investments B.V.	Netherlands
Abbott Healthcare B.V.	Netherlands
Abbott Healthcare Products B.V.	Netherlands
Abbott Holdings B.V.	Netherlands
Abbott Laboratories B.V.	Netherlands
Abbott Laboratories European Holdings B.V.	Netherlands
Abbott Logistics B.V.	Netherlands
Abbott Medical Nederland B.V.	Netherlands
Abbott Nederland C.V.	Netherlands
Abbott Netherlands Investments B.V.	Netherlands
Abbott Rapid Diagnostics B.V.	Netherlands
Abbott Rapid Diagnostics Holding B.V.	Netherlands
Abbott Vascular Netherlands B.V.	Netherlands
IMTC Finance B.V.	Netherlands
IMTC Holdings B.V.	Netherlands
Nether Pharma N.P. C.V.	Netherlands
Orgenics International Holdings B.V.	Netherlands
St. Jude Medical Holdings B.V.	Netherlands
Abbott Laboratories NZ Limited	New Zealand
Abbott Medical New Zealand Limited	New Zealand
Abbott Rapid Diagnostics Limited	New Zealand
CFR Interamericas Nicaragua, Sociedad Anónima	Nicaragua
Abbott Healthcare Nigeria Limited	Nigeria
Abbott Diagnostics Technologies AS	Norway
Abbott Medical Norway AS	Norway
Abbott Nordics Holding AS	Norway
Abbott Nordics Subsidiary AS	Norway
Abbott Norge AS	Norway
Abbott Rapid Diagnostics AS	Norway
Axis-Shield AS	Norway
Abbott Laboratories (Pakistan) Limited	Pakistan *
Alere Medical Pakistan (Private) Limited	Pakistan
Abbott Laboratories, C.A.	Panama
Abbott Overseas, S.A.	Panama
Caripharm Inc.	Panama

CFR Interamericas Panamá S.A.	Panama
Gynopharm de Centroamérica S.A.	Panama
Ramses Business Corp.	Panama
Saboya Enterprises Corporation	Panama
Fada Pharma Paraguay Sociedad Anonima	Paraguay
Pharma International Sociedad Anonima	Paraguay
Abbott Laboratorios S.A.	Peru
Farmindustria S.A.	Peru
Lafrancol Perú S.R.L	Peru
Neosalud S.A.C.	Peru
Abbott Laboratories	Philippines
Abbott Products (Philippines), Inc.	Philippines
Alere Philippines, Inc.	Philippines
Arriva Medical Philippines, Inc.	Philippines
Abbott Holdings Poland Spółka z ograniczoną odpowiedzialnością	Poland
Abbott Laboratories Poland Spółka z ograniczoną odpowiedzialnością	Poland
Abbott Medical spółka z ograniczoną odpowiedzialnością	Poland
Abbott Laboratórios, Lda	Portugal
Abbott Medical (Portugal) Distribuicao de Produtos Medicos Lda	Portugal
Abbott Rapid Diagnostics LDA	Portugal
Abbott Laboratories (Puerto Rico) Incorporated	Puerto Rico
Abbott Medical Puerto Rico LLC	Puerto Rico
St. Jude Medical Holdings Puerto Rico LLC	Puerto Rico
St. Jude Medical Puerto Rico LLC	Puerto Rico
Abbott Products Romania S.R.L.	Romania
Limited Liability Company “VEROPHARM”	Russian Federation
Limited Liability Company Abbott Laboratories	Russian Federation
SC "VEROPHARM"	Russian Federation
Abbott Saudi Arabia for Trading	Saudi Arabia
Abbott UK Enterprises 2 LLP	Scotland
Abbott UK Enterprises Limited Partnership	Scotland
Alere Technologies Limited	Scotland
Alisoc Investment & Co	Scotland
Axis-Shield Diagnostics Limited	Scotland
Axis-Shield Limited	Scotland
European Chemicals & Co	Scotland
Globapharm & CO LP	Scotland
Abbott Medical Balkan d.o.o. Beograd (Novi Beograd)	Serbia
Abbott Laboratories (Singapore) Private Limited	Singapore
Abbott Laboratories Singapore Holdings Pte. Ltd.	Singapore
ABBOTT LABORATORIES SUBSIDIARY SINGAPORE PRIVATE LTD.	Singapore
Abbott Labs Medical Singapore Holdings Pte. Ltd.	Singapore
Abbott Manufacturing Singapore Private Limited	Singapore
Abbott Medical (Singapore) Pte. Ltd.	Singapore
Abbott Operations Singapore Pte. Ltd.	Singapore
Abbott Rapid Diagnostics PTE. LTD.	Singapore
Abbott Laboratories Slovakia s.r.o.	Slovakia

Abbott Laboratories družba za farmacijo in diagnostiko d.o.o.	Slovenia
Abbott Laboratories South Africa (Pty) Ltd.	South Africa
Abbott Rapid Diagnostics (PTY) LTD.	South Africa
Murex Biotech South Africa	South Africa
Pantech (RF) (PTY) LTD	South Africa *
Abbott Doral Investments, S.L.	Spain
Abbott Laboratories, S.A.	Spain
Abbott Medical España, S.A.	Spain
Abbott Products (Spain), S.L.	Spain
Abbott Rapid Diagnostics Healthcare, S.L.	Spain
Farmaceutica Mont Blanc, S.L.	Spain
Fundación Abbott	Spain
Igloo Zone, S.L.	Spain
Abbott Medical Sweden AB	Sweden
Abbott Rapid Diagnostics AB	Sweden
Abbott Scandinavia Aktiebolag	Sweden
European Drug Testing Service EDTS AB	Sweden
St. Jude Medical AB	Sweden
St. Jude Medical Systems AB	Sweden
Abbott AG	Switzerland
Abbott Finance Company SA	Switzerland
Abbott Laboratories GmbH	Switzerland
Abbott Medical (Schweiz) AG	Switzerland
Abbott Products Operations AG	Switzerland
Abbott Rapid Diagnostics Schweiz GmbH	Switzerland
Abbott Switzerland Investments GmbH	Switzerland
Alere Switzerland GmbH	Switzerland
St. Jude Medical GVA Sàrl	Switzerland
Thoratec Switzerland GmbH	Switzerland
Abbott Medical Taiwan Co.	Taiwan (Province of China)
Abbott Rapid Diagnostics Health Corp.	Taiwan (Province of China)
Abbott Fund Tanzania Limited	Tanzania, the United Republic of
Abbott Laboratories Limited	Thailand
Abbott Medical (Thailand) Co., Ltd.	Thailand
Abbott Products Tunisie S.A.R.L.	Tunisia
Abbott Laboratuarlari Ithalat Ihracat ve Ticaret Ltd.Sti	Turkey
St. Jude Medical Turkey Medikal Ürünler Ticaret Limited Sirketi	Turkey
"Veropharm" Limited Liability Company	Ukraine
Limited Liability Company "Abbott Ukraine"	Ukraine
St. Jude Medical Middle East DMCC	United Arab Emirates
Abbott (UK) Finance Limited	United Kingdom
Abbott (UK) Holdings Limited	United Kingdom
Abbott Asia Holdings Limited	United Kingdom
Abbott Asia Investments Limited	United Kingdom
Abbott Australasia Holdings Limited	United Kingdom
Abbott Capital India Limited	United Kingdom
Abbott Diabetes Care Limited	United Kingdom

Abbott Equity Holdings Unlimited	United Kingdom
Abbott Healthcare Connections Limited	United Kingdom
Abbott Healthcare Products Ltd	United Kingdom
Abbott Laboratories Limited	United Kingdom
Abbott Laboratories Trustee Company Limited	United Kingdom
Abbott Medical U.K. Limited	United Kingdom
Abbott Rapid Diagnostics Limited	United Kingdom
Abbott Toxicology Limited	United Kingdom
Abbott UK Investments Limited	United Kingdom
Abbott UK Subsidiary 2 Limited	United Kingdom
Abbott UK Subsidiary Limited	United Kingdom
Abbott Vascular Devices (2) Limited	United Kingdom
Abbott Vascular Devices Limited	United Kingdom
Alere AS Holdings Limited	United Kingdom
Alere UK Holdings Limited	United Kingdom
British Colloids Limited	United Kingdom
Cozart Limited	United Kingdom
Forensics Limited	United Kingdom
Gynocare Limited	United Kingdom
IG Innovations Limited	United Kingdom
Knoll UK Investments Unlimited	United Kingdom
Lingo Technology UK Limited	United Kingdom
Murex Biotech Limited	United Kingdom
Patients Pending Ltd.	United Kingdom
Sinensix & Co.	United Kingdom
Thoratec Europe Limited	United Kingdom
TwistDX Limited	United Kingdom
Unipath Limited	United Kingdom
Abbott Laboratories Uruguay S.A.	Uruguay
Abbott Operations Uruguay S.R.L.	Uruguay
Bosque Bonito S.A.	Uruguay
European Services S.A.	Uruguay
Fernwood Investment S.A.	Uruguay
Kangshenyunga S.A.	Uruguay
Pharmaceutical Technologies (Pharmatech) S.A.	Uruguay
Tremora S.A.	Uruguay
Tuenir S.A.	Uruguay
Abbott Laboratories, C.A.	Venezuela
Gynopharm de Venezuela, C.A.	Venezuela
3A Nutrition (Vietnam) Company Limited	Viet Nam
Abbott Healthcare Vietnam Company Limited	Viet Nam
Domesco Medical Import-Export Joint-Stock Corporation	Viet Nam *